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                                                                   Exhibit 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 33-43025, 33-48371, 33-53913, 333-18963,
333-27109, 333-34599, 333-40047, 333-61029, 333-65529, 333-71717, 333-85591,
333-93609, 333-69589, 333-56898, and 333-33330) on Form S-8.

                                        Arthur Andersen LLP

San Jose, California
March 28, 2001